UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
  WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2011

Cyalume Technologies Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52247	20-3200738
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 Windsor Street, West Springfield, Massachusetts	01089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(413) 858-2500

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2008, Cyalume Technologies Holdings, Inc. (“CTHI”) entered into a secured promissory note with Rodman Principal Investments, LLC (“Rodman”) in the principal amount of approximately $1.8 million.  As of June 30, 2011, accrued interest on that principal amount totaled approximately $400,000.

On June 30, 2011, CTHI and Rodman entered into a Securities Exchange Agreement in which Rodman agreed to accept, subject to certain conditions being met, 483,046 shares of CTHI’s common stock as payment in full of all principal and accrued interest on the secured promissory note. The transaction is expected to close on or before July 15, 2011.

The foregoing description of the terms of the exchange agreement is not complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cyalume Technologies, Inc. (“CTI”), a subsidiary of CTHI, entered into a secured promissory notes with three stockholders (Messrs. Winston Churchill, Thomas Rebar and Wayne Weisman), two of which (Messrs. Churchill and Rebar) are members of CTHI’s board of directors. As of June 30, 2011, principal and accrued interest on these notes totaled approximately $1.2 million.

On July 7, 2011, Messrs. Churchill, Rebar and Weisman, each entered into a Securities Exchange Agreement in which Messrs. Churchill, Rebar and Weisman agreed to accept, subject to certain conditions being met, an aggregate of 253,288 shares of CTHI’s common stock as payment in full of all principal and accrued interest on their secured promissory notes. The transaction is expected to close on or before July 15, 2011.

The foregoing description of the terms of the exchange agreements is not complete and is qualified in its entirety by reference to the Agreements, copies of which are attached as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

On July 7, 2011, CTHI issued a press release relating to the exchange agreements, the full text of which is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Description
10.1	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Rodman Principal Investments, LLC dated June 30, 2011.
10.2	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Winston Churchill dated July 7, 2011.
10.3	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Thomas Rebar dated July 7, 2011.
10.4	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Wayne Weisman dated July 7, 2011.
99.1	Press release dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyalume Technologies Holdings, Inc.

July 7, 2011	By:	/s/ Michael Bielonko
Name: Michael Bielonko
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Rodman Principal Investments, LLC dated June 30, 2011.
10.2	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Winston Churchill dated July 7, 2011.
10.3	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Thomas Rebar dated July 7, 2011.
10.4	Securities Exchange Agreement between Cyalume Technologies Holdings, Inc. and Wayne Weisman dated July 7, 2011.
99.1	Press release dated July 7, 2011.